================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004
                                (October 1, 2004)

                        Commission File Number: 0-32617

                              Horizon Telcom, Inc.
             (Exact name of registrant as specified in its charter)

                    Ohio                                 31-1449037
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation of organization)                 Identification No.)

               68 East Main Street, Chillicothe, Ohio 45601-0480
          (Address of Principal Executive Offices, Including Zip Code)

                                 (740) 772-8200
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

================================================================================

Item 5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 1, 2004, Peter M. Holland resigned from all offices held with Horizon Telcom, Inc. ("Horizon") to become the Chief Financial Officer of Horizon PCS, Inc., a former affiliate of Horizon. Immediately prior to his resignation, Mr. Holland served as the Vice President of Finance, Treasurer and Chief Financial Officer of Horizon. In response to Mr. Holland's resignation, Horizon's board of directors appointed Jack E. Thompson to serve as Chief Executive Officer and Treasurer. Mr. Thompson also serves as the Secretary and as a director of Horizon.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                           Horizon Telcom, Inc.

Dated: October 26, 2004                                    By: /s/ Thomas McKell
                                                               -----------------
                                                               Thomas McKell
                                                               President


                                       2
--------------------------------------------------------------------------------